Exhibit 99.1

Certification of Chief Executive Officer
pursuant to 18 U.S.C. § 1350 adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

I, James R. Zarley, Chief Executive Officer of ValueClick, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.               the Report of the Company on Form 10-Q for the quarterly period ending March 31, 2003, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.               the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2003	/s/ JAMES R. ZARLEY	James R. Zarley
Chief Executive Officer, President and Chairman of the Board of ValueClick, Inc.